                                                                    EXHIBIT 10.9

                                                               Lease No. 48-6000
                                                                        --------

                             FLEET LEASE AGREEMENT
                          (Open-End/Non-Maintenance)


     THIS LEASE AGREEMENT is made as of December 2, 1996, by and between ASSOCIATES LEASING, INC. (hereinafter called "Lessor"), and Indiana corporation with a place of business located at 2312 East Trinity Mills Road, Carrollton, Texas 75006, and Wells Fargo Armored Service Corporation (hereinafter called "Lessee") a(n) Delaware corporation with its principal place of business located at 6165 Barfield Road, Suite 200, Atlanta, GA, 30328.

     IN CONSIDERATION of the mutual covenants hereinafter contained, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, one or more vehicles as shall from time to time be described in Exhibits, Schedules, Vehicle Purchase Orders or Delivery Receipts executed by Lessee and accepted by Lessor, upon the terms and conditions set forth below;

     1. THIS AGREEMENT is a contract of leasing and shall only consist of the general terms and conditions stated herein, which shall be applicable to every vehicle leased hereunder, any Exhibit A attached hereto or which may hereafter be attached hereto describing certain vehicles individually and the specific terms therefor, and Delivery receipts or other evidences of ordering or delivery for each vehicle delivered to Lessee by Lessor. When an Exhibit A relating to the lease of a specific Vehicle has been delivered to Lessee, it shall be deemed to be true, correct, and a part of the Lease, and shall be conclusively binding upon Lessee with respect to all matters contained therein, unless Lessee notifies Lessor in writing of any discrepancy or exception within 15 days after receipt thereof. Without limiting the generality of the above, it is agreed that the terms hereof may be changed for specific vehicles by the Schedules relating thereto. All of said Schedules, Delivery Receipts and evidences of ordering or delivery are hereby incorporated by reference and made a part hereof. Whenever used herein, the term "Vehicle" or "Vehicles" shall mean such passenger automobile(s) and light and medium duty truck(s) and other motor vehicles as are leased hereunder from time to time, together with all additional equipment and accessories thereon. Vehicles shall at all times remain the property of and shall be registered in the name of Lessor, but shall be under the full and complete control of Lessee. During the term of this Lease renewal of registration in the name of Lessor shall be the responsibility and expense of Lessee, and Lessor will, upon Lessee's request, furnish to Lessee a power of attorney to this end. Lessee recognizes that it has acquired no right, title, option or interest in or to any of the Vehicles and agrees that it shall not assert any claim in or to an interest in any Vehicle other than that of a lessee. Lessee agrees to accept delivery of all Vehicles ordered by Lessor pursuant to the request of Lessee. Lessee shall at all times, and at its sole expense and cost, keep the Vehicle(s) free from all levies, attachments, liens and encumbrances and other judicial process other than those arising solely from acts of Lessor. Lessee shall give Lessor immediate written notice of any action taken by a third party which may jeopardize Lessor's right in any Vehicle and shall indemnify and hold Lessor harmless from any loss or damages caused thereby.

     2. LESSEE AGREES to pay as rental for each Vehicle for each and every month during its term of lease the amount (hereinafter referred to as "Monthly Rental") set forth in Exhibit A for such Vehicle attached hereto and made a part hereof (or in such other exhibits hereto as may from time to time be agreed upon by Lessor and Lessee). Monthly Rental, however, shall not be less than $5.00 per month for any Vehicle. Lessee shall have the following rental rate options:

     Index      Prime      30 Day Commercial Paper    2 Year Treasuries      LIBOR
     -----      -----      -----------------------    -----------------      -----
     Fixed   Prime-0.25%          CP + 2.75%         Treasuries + 3.10%   LIBOR + 2.75%
     Float   Prime-0.75%          CP + 2.25%         Treasuries + 2.60%   LIBOR + 2.25%

     "Prime" shall mean the highest of the Prime Rates published in the Money Rates section of the Wall Street Journal as the base rate on corporate loans.

     "CP" shall mean the commercial paper rate for high-grade unsecured notes sold through dealers by major corporations which mature in 30 days as set forth in the Money Rates section of the Wall Street Journal.

     "Treasuries" shall mean the rate of two year Treasury Bills as published in the Federal Reserve Statistical Release H-15.

     "LIBOR" shall mean the one month London Interbank Offered Rate (LIBOR) as set forth in the Money Rates section of the Wall Street Journal.

     In the event any of the foregoing indexes cease to exist or are no longer published, Lessor will substitute a comparable index which is outside the control of Lessor. In the event of an error in the publishing of the indexes, the rate will be based upon the corrected index. With respect to floating rate rentals, the rental shall be adjusted each month based on the rate that is published on the first business day of the preceding month. Should Lessee desire to change the rate for Vehicles that will be leased in the future, Lessee shall provide Lessor with 30 days advance written notice of such change.

     8. LESSEE SHALL RETURN each Vehicle to Lessor at Lessee's expense at the earlier of (i) the termination of this Lease in relation to such Vehicle or (ii) the expiration of the Maximum Lease Term of such Vehicle. Each Vehicle shall be returned at the location where delivery was made or at such other location as is mutually agreeable to Lessor and Lessee in the same working order, condition and repair as when received by Lessee, excepting only reasonable wear and tear caused by normal usage of such Vehicle, together with all license plates, registration certificates, or other documents relating to such Vehicle. Unless otherwise agreed by Lessor, Lessee shall give Lessor at least sixty, and not more than ninety days notice of the return of any Vehicle. After said return, Lessor shall cause such Vehicle to be sold at public or private sale, at wholesale for the highest cash offer received and still open at the time of sale. For the purposes of Sections 8 and 9 hereof, the "net sale proceeds" for said Vehicle shall be an amount equal to (a) the greater of (i) the amount received by Lessor at such sale or (ii) an amount equal to 20% of the Capitalized Value for such Vehicle if the lease term for such Vehicle was equal to or less than the respective Minimum Term, or (iii) 30% of the Depreciated Value, as defined herein, for such Vehicle if the lease term for such Vehicle was in excess of such Minimum Term, less (b) Lessor's reasonable expenses of sale which shall include but not be limited to those expenses of retaking, transporting, reconditioning, repairing and otherwise preparing such Vehicle for sale and conducting such sale, and (c) a holding cost in an amount calculated as follows in the order indicated: the Depreciated Value of the Vehicle x the interest rate in effect for the Vehicle + 365 x the number of days the Vehicle is held by Lessor before the sale, but in no event more than 45 days; provided, however, such calculation shall not begin until the fifth day after the Vehicle is returned to Lessor. The "Depreciated Value" for any Vehicle shall be an amount equal to (a) the Capitalized Value of such Vehicle, less (b) the Depreciation Reserve for such Vehicle multiplied by the number of months (including any portion thereof) which comprised the lease term for such Vehicle.

     9. FINAL ADJUSTMENT for each Vehicle will be made upon receipt of the net sale proceeds therefor, and, unless any default shall have occurred and except as provided below, Lessor shall, within ten (10) days after receipt of the net sale proceeds, pay to Lessee the amount, if any, by which the sum of (a) the net sale proceeds, (b) insurance recoveries, if any, on such Vehicle, and (c) an amount equal to the product of the Depreciation Reserve for such Vehicle multiplied by the number of months for which Monthly Rentals have been paid, exceeds (d) the Capitalized Value for such Vehicle plus (e) if Final Adjustment occurs at any time other than the scheduled expiration of the Maximum Lease Term for such Vehicle, an early termination fee equal to the shortfall that exists between the aggregate interest actually paid by Lessee and the aggregate interest that would have been paid if the payments hereunder had been applied first to interest and then to the Depreciation Reserve, an example of which is set forth in the attached Exhibit B. If the sum of items (a), (b) and (c) is
                          ---------
less than that of items (d) and (e), Lessee shall, within ten days after notice thereof, pay the deficiency to Lessor as Adjusted Rental without abatement, off-set or counterclaim arising out of any circumstance whatsoever, provided, however, without limiting the foregoing, Lessee is not prohibited from pursuing an independent cause of action against Lessor for any alleged wrongful actions by Lessor under this Lease. Lessor shall promptly determine the aforesaid amounts and shall render statements therefor to Lessee. Lessor may apply any sums received as proceeds from any Vehicle which would otherwise be due to Lessee hereunder against any other obligation of Lessee and Lessor may off-set the amount of any such rental adjustment against any claim it may have against Lessee. "Insurance recoveries" shall not include amounts received by Lessee or applied to repair of the Vehicles.

     10. LOSS OF OR DAMAGE TO EACH VEHICLE and loss of use thereof, from whatsoever cause, are risks hereby assumed by Lessee from the date the Vehicle is delivered to Lessee until such Vehicle is returned to Lessor. If any Vehicle is lost, stolen or partially or totally destroyed, Lessee shall promptly notify Lessor thereof. Lessor shall have no obligation to repair or replace any such Vehicle. There shall be no abatement of rental otherwise due hereunder during the period a Vehicle is stolen or missing or during the time required for any repair, adjustment, servicing or replacement of a Vehicle, and notwithstanding the terms of Section 4 hereof, Monthly Rentals shall continue to accrue and to be due and payable until Final Adjustment is made for each Vehicle. Final Adjustment in relation to lost, stolen or destroyed Vehicles shall be made as provided in Section 9, promptly after sale of the salvage and/or receipt of insurance proceeds, whichever is later, if both are applicable. In no event shall Lessor be liable to Lessee, its employees or agents or to any other person for business or other losses by reason of loss, theft, destruction, repair, servicing or replacement of any Vehicle.

     11.A.LESSEE'S INSURANCE: Liability and physical damage insurance for bodily injury and property damage to others, and damage to or loss of Vehicles by collision, fire, theft, or otherwise, from the time each Vehicle is delivered to Lessee until the Vehicle is returned to Lessor, shall be purchased and maintained by Lessee. Lessor shall not be required to order vehicles for Lessee's use until binders disclosing insurance coverage as herein provided have been delivered to Lessor. All insurance policies shall provide primary, rather than excess or secondary coverage, shall name Lessor as additional insured and loss payee, shall be with insurers having an A.M. Best rating of B+ or better, and shall provide that no act or default of any person other than Lessee shall affect Lessor's right to recovery under such policies. Lessee shall provide Lessor with a minimum of 30 days prior written notice before cancellation or material change for any reason. Minimum requirements shall be $500,000.00 for bodily injury or death to any one person; $750,000.00 for any one accident; $100,000.00 for property damage, and actual cash value for fire, theft, comprehensive and collision; deductible amounts for fire, theft, comprehensive and collision shall not be in excess of $250.00. Lessor may from time to time by notice to Lessee request higher minimum requirements or additional risks to be insured against. Lessee shall deliver certificates of insurance required hereunder to Lessor, but Lessor shall be under no duty to examine such evidence of insurance nor to advise Lessee in the event said insurance is not in compliance with the Lease. Evidence of renewal of all expiring policies will be delivered to Lessor at least 30 days prior to their respective expiration dates. Notwithstanding anything else herein to the contrary, in the event that Lessee fails to maintain insurance as above provided, Lessor may, but shall have no obligation to, obtain such insurance at Lessor's expense and any amounts expended therefor shall be due and payable immediately as Additional Rent.

     11.B.LESSEE'S IDEMNTITY: Irrespective of any such insurance, Lessee shall at all times and under all circumstances indemnify and save Lessor harmless against any and all claims, suits and liabilities of whatsoever kind and nature including those arising from strict liability in tort and/or relating to claims of the Lessee or its employees or agents, and against all costs and expenses thereof, including attorney's fees, relating to or arising out of the ownership, possession, use or operation of the Vehicles from the date each Vehicle is delivered to Lessee to the date such Vehicle is returned to Lessor. All of Lessee's obligations and liabilities under this Section 11.B. shall survive the expiration or termination of this Lease.

the purposes of this Lease and to protect Lessor's interest in the Vehicles, including, but not limited to, furnishing such financing statements and related information as Lessor may request, and furnishing any and all information necessary to enable Lessor or its insurer to defend itself in any litigation arising in connection herewith. Lessee shall also provide, from time to time upon request by Lessor, financial statements or other information related to Lessee's financial condition. Lessee hereby authorizes Lessor to insert serial numbers, delivery and Monthly Rental due dates, and other data on the Schedules, Delivery Receipts or other documents relating hereto when such numbers, dates and data become known to Lessor.

     17. NOTICES, Exhibits A, or other documents required or permitted to be delivered hereunder shall be given in writing by facsimile transmission, or by delivery either personally or by registered or certified mail addressed to the respective party at its address listed on page one hereof or, if such party has previously given notice of a change of address, to the address specified in the last such notice of change of address. A notice, Exhibit A, or other document shall be deemed received when delivered if personally delivered or transmitted by facsimile, or if mailed, two business days after deposit postage prepaid in the United States mail. Lessor's and Lessee's copy of each faxed document transmitted to the other shall be deemed to be true, correct, and conclusively binding upon the parties, and shall be admissible in evidence as an original document, unless the recipient notifies the sender in writing of an inaccuracy or other deficiency within two business days of the transmission date.

     18. SECURITY DEPOSITS AND ADVANCE MONTHLY RENTALS, if any, may be applied by Lessor, as Lessor in its sole discretion deems desirable, to the satisfaction of any of Lessee's obligations hereunder to the extent that Lessee defaults in the payment or performance thereof. Unless the Lessee is or has been in default hereunder the Security Deposit, if any, will be refunded upon return of the Vehicle for which such Security Deposit was made; otherwise the Security Deposit or any balance thereof will not be refunded until the end of the lease term of all Vehicles. Advance Monthly Rentals, if any, will be applied by Lessor to the last Monthly Rentals owing for the Vehicle for which such Advance Monthly Rentals were made if Lessee is not in default hereunder, otherwise such amounts shall be applied by Lessor in the same manner as Security Deposits. Lessee agrees that Lessor shall not pay interest on Security Deposits or Advance Monthly Rentals.

     19. THIS LEASE will become effective only upon acceptance by Lessor and shall be in all respects interpreted pursuant to the laws of the State of Illinois. This form is intended for general use throughout the United States. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intention of the parties hereto that this contract constitute a lease for tax and other purposes; however, if for purposes of perfection, this contract is interpreted by any court as a lease intended as security, Lessee hereby grants to Lessor a security interest in the Vehicles. This instrument represents the entire agreement of the parties hereto and all negotiations by and on behalf of the parties hereto whether oral or written are merged herein. This Lease and any Schedules and other documents relating hereto may be modified only in a writing signed by the party against whom enforcement is sought. No vehicle dealer nor any employee or agent of any dealer or of any other person has authority to make any representations on Lessor's behalf as to the performance or serviceability of the Vehicles or any estimates as to the salvage value of the Vehicles or as to any provision of this Lease.

                                        WELLS FARGO ARMORED SERVICE CORPORATION,
                                        LESSEE

Witness (or Attest)                     By: /s/ Timothy M. Wood
                                           -------------------------------------

______________________________          Title: Vice President
                                              ----------------------------------


                                        ASSOCIATES LEASING, INC., LESSOR

                                        By: [SIGNATURE ILLEGIBLE]
                                           -------------------------------------

                                        Title: Senior Vice President
                                              ----------------------------------

                   FLEET LEASE AGREEMENT ADDENDUM (OPEN-END)


Addendum to that certain Fleet Lease Agreement (Open-End/Non-Maintenance) dated December 2, 1996 by and between Associates Leasing, Inc. as Lessor and Wells Fargo Armored Service Corporation as Lessee, a copy of which is attached hereto and specifically incorporated herein ("Lease").

Notwithstanding anything in Section 11.A of the Lease to the contrary, including, without limitation the last sentence of Section 11.A:

1. Provided Lessee is not in default under the Lease, Lessee shall not be obligated to obtain the insurance coverage for fire, theft, comprehensive and collision risks otherwise required by Section 11 of the Lease provided that:

     A. In any Vehicle is lost, stolen, or is, in the opinion of Lessor, damaged beyond repair, Final Adjustment shall be made for such Vehicle pursuant to Sections 9 and 10 of the Lease. In the case of Vehicles which are lost or stolen, such loss or theft shall constitute sale thereof for purposes of Section 8 of the Lease, as of the date of loss or theft, and the amount of net sale proceeds therefor shall be deemed to be zero.

     B. If, after incurring damage, a Vehicle is, in the opinion of Lessor, still repairable, Lessee shall repair, at its own expense and to the satisfaction of Lessor, all damage to such Vehicle within 30 days from the date the damage is incurred. Failure to repair any Vehicle within 30 days from the date of damage shall be an event of default under the Lease.

     C. Lessor may terminate this Addendum 10 days after Lessee receives written notice of a payment default or a material event of default by Lessee under the Lease if Lessee fails to cure such default during such 10 day period. Upon such termination, Lessee shall immediately, without further notice or demand by Lessor, procure and maintain insurance as described in Section 11 of the Lease, and should Lessee fail to obtain such insurance, Lessor may obtain such insurance on Lessee's behalf pursuant to Section 11 of the Lease.

2. Except as expressly modified hereby, the Lease shall remain in full force and effect.

                                   Wells Fargo Armored Corporation,     LESSEE
                                   ---------------------------------------------

                                   BY:    /s/ Timothy M. Wood
                                        ----------------------------------------
                                   TITLE:   Vice President
                                          --------------------------------------


Accepted at Carrollton, Texas on   ASSOCIATES LEASING, INC., LESSOR

     January 7, 1997               BY:   [SIGNATURE ILLEGIBLE]
-------------------------------        -----------------------------------------
           (Date)
                                   TITLE:  Senior Vice President
                                          --------------------------------------

                             LESSEE CERTIFICATION


With respect to that certain Fleet Lease Agreement entered into as of December
                                                                      --------
2, 1996 (Date) by and between Associates Leasing, Inc. (Lessor) and Wells Fargo
-------                                                             -----------
Armored Service Corporation (Lessee), Lessee hereby certifies, under penalty of
---------------------------
perjury, that Lessee intends that more than 50 percent of the use of the property subject to such Fleet Lease Agreement is to be in a trade or business of the Lessee.

Lessee has been advised by Lessor, and acknowledges, that Lessee will not be treated as the owner of the property subject to the Fleet Lease Agreement for Federal income tax purposes.

          LESSEE:   Wells Fargo Armored Service Corporation
                    ---------------------------------------

          BY:       /s/ Timothy M. Wood
                    ---------------------------------------

          TITLE:    Vice President
                    ---------------------------------------

          DATE:     1/3/97
                    ---------------------------------------

I, Neil A. Reisman was present and witnessed Tim Wood's signature on Fleet Lease Agreements dated December 2, 1996 between Associates Leasing, Inc. and:

                    Borg-Warner Security Corporation;
                    Wells Fargo Armored Service Corporation;
                    Wells Fargo Alarm Services, Inc;
                    Pony Express Courier Crop.; and
                    Borg-Warner Protective Services Corporation.


                                                       Neil A. Reisman

                                                       /s/ Neil A. Reisman
                                                       -------------------------

                                             Title:    Counsel
                                                       -------------------------